                                                                     Exhibit 4.1

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
LISAM 11-19-98 12-2-98 12-21-98 1-29-99 2-3-99 2-4-99 2-8-99 3-2-99          RMV ETHER 33 H 59535-G
===================================================================================================
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[NUMBER SFG]              [ARTWORK] THE WILL TO ACHIEVE                [SHARES]
                          StanCorp Financial Group, Inc.


        COMMON                                              COMMON
INCORPORATED UNDER THE LAWS                  THIS CERTIFICATE IS TRANSFERABLE IN
  OF THE STATE OF OREGON                      NEW YORK, NY, RIDGEFIELD PARK, NJ
                                                      AND SEATTLE, WA

                                                               CUSIP 852891 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT





IS THE OWNER OF
--------------------------------------------------------------------------------
          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

StanCorp Financial Group, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

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
Witness the corporate seal of said Corporation      [Corporate Seal 1998]       and the signatures of its duly authorized officers.
                                                 STANCORP FINANCIAL GROUP, INC.
                                                        STATE OF OREGON
/s/ J. Gray Dan                                                                  /s/ Ronald E. Timpe
VICE PRESIDENT AND CORPORATE SECRETARY                                           CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

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COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                              TRANSFER AGENT AND REGISTRAR
BY


                                  AUTHORIZED SIGNATURE
================================================================================
                          AMERICAN BANK NOTE COMPANY

        The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
        This certificate also evidences and entitles the holder hereof to certain rights set forth in a Rights Agreement between StanCorp Financial Group, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. dated as of January 19, 1999 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request thereof. Under certain circumstances, Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement), and Rights previously owned by such Persons, may become null and void.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM - as tenants in common                      UNIF GIFT MIN ACT-..............Custodian...............
        TEN ENT - as tenants by the entireties                                    (Cust)                 (Minor)
        JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
                  survivorship and not as tenants                              Act..................................
                  in common                                                                     (State)
                                                            UNIF TRF MIN ACT-...............Custodian (until age....)
                                                                                   (Cust)
                                                                             ...............under Uniform Transfers
                                                                                   (Minor)
                                                                             to Minors Act..........................
                                                                                                  (State)
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    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------

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
_______________________________________________________________________________________________________________________________
                        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________

                                            X_______________________________________________________________________________________

                                            X_______________________________________________________________________________________
                                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                    NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                            CHANGE WHATEVER.

                   SIGNATURE(S) GUARANTEED: ________________________________________________________________________________________
                                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                            STOCKBOKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMEBERSHIP IN AN
                                            APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.
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  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
 DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                  THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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
--------------------------------------------   ---------------------------------------------------
|        AMERICAN BANK NOTE COMPANY        |   |PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155|
|           680 BLAIR MILL ROAD            |   |            PROOF OF JANUARY 29, 1999            |
|            HORSHAM, PA 19044             |   |          STANCORP FINANCIAL GROUP, INC.         |
|             (215) 657-3480               |   |                   H 59535 bk                    |
 ............................................   ...................................................
|   SALES:    B. WARNER 1-708-599-0404     |   | OPERATOR:                       JW/koshy/HJ/eg  |
 ............................................   ...................................................
|  /NET/BANKNOTE/HOME 14/STANCORP 59535    |   |                    REV. 3                       |
--------------------------------------------   ---------------------------------------------------
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